Exhibit 10.1
Executed Version

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.
AMENDMENT No. 26 TO PURCHASE AGREEMENT COM0270-15
This Amendment No. 26, COM0084-26, dated as of April 9, 2026 is between Embraer S.A. ("Embraer") and AIRCASTLE HOLDING CORPORATION LIMITED (“Buyer”), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15, dated June 12th, 2015, as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 26 and the Purchase Agreement, this Amendment No. 26 shall control.
[***]
NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:
1. [***].
2. [***].
3. [***].
4. [***].
5. [***].
6. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 26 shall remain in full force and effect without any change.
7. COUNTERPARTS
This Amendment No. 26 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
The Parties hereto acknowledge and agree that this Amendment No. 26 may be executed electronically, including through Docusign or another trusted digital signatures systems mutually agreed between the Parties. Any such digital signatures will have the same force and effect and be as legal and binding as manually executed, wet ink original signatures of the respective Parties. If requested by the other Party, the originals duly signed shall follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK –SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 26 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Marcelo Santiago Name: Marcelo Santiago Title: VP Contracts & Asset Mgmt	By /s/ Dane Silverman Name: Dane Silverman Title: Chief Accounting Officer
By /s/ Marc Thomas Ahlgrimm Name: Marc Thomas Ahlgrimm Title: Director, Contracts
Place: São José dos Campos, SP	Place: Stamford, CT USA

ATTACHMENT E
AIRCRAFT DELIVERY SCHEDULE